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THE BANCORP, INC. REPORTS FOURTH QUARTER AND FISCAL 2004 RESULTS

WILMINGTON, Del. - Feb. 2, 2005--n BW6105 issued Feb. 1, 2005: Please replace the release dated February 1, 2005 with the following due to production errors in the third quarter 2004 average column in the "Average Condensed Balance Sheet" section of the release.

The corrected release reads:

Wilmington, DE, February 1, 2005 - The Bancorp, Inc. ("Bancorp") (NASDAQ NM:
TBBK), a bank holding company, into which merged The Bancorp Bank on December 22, 2004, reported total assets of $575.3 million at December 31, 2004, an increase of $271.1 million or 89.1% from December 31, 2003. Loans grew to $427.9 million an increase of $195.5 million or 84.1% from those of December 31, 2003, and deposits grew to $388.1 million, an increase of $111.3 million or 40.2% during the same period.

Net income available to common shareholders for the fourth quarter of 2004 was $1.6 million, which reflects non-recurring reorganization expenses of $378,000 related to the merger, compared to a net loss of $70,000 for the fourth quarter of 2003. Net income available to common shareholders for fiscal 2004 was $2.7 million as compared to $129,000 for fiscal 2003. Total common shares outstanding were 11,888,061 at December 31, 2004 and 2,284,200 at December 31, 2003. As a
result of the merger, shareholders of 7.2 million shares of The Bancorp Bank received 1.15 shares of The Bancorp, Inc. for each share of The Bancorp Bank that was held.

Conference Call Webcast

Interested parties can access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 11:30 AM EST on Wednesday, February 2, 2005 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. The webcast will be archived on the Bancorp website for four weeks and can be accessed telephonically until February 9, 2005, by dialing 1-888-286-8012, access code 61203235.

About The Bancorp, Inc.

The Bancorp, Inc. is a bank holding company that operates The Bancorp Bank an FDIC insured commercial bank that delivers a full array of financial services and products through private-label affinity partner programs. Bancorp, through Philadelphia Private Bank (www.philadelphiaprivatebank.com), its regional affinity bank, serves the needs of small and mid-size businesses and their principals in the Philadelphia-Wilmington region.


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                                THE BANCORP, INC.
                              FINANCIAL HIGHLIGHTS
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
                                                                   Three months ended                    For the year ended
                                                                      December 31,                          December 31,
                                                              ---------------------------             ------------------------
                                                                2004               2003                2004              2003
                                                              -------             -------             -------           ------
                                                                     (dollars in thousands except per share data)
CONDENSED INCOME STATEMENT
Net interest income                                           $     5,446         $    2,731         $    17,596         $    9,374
Provision for loan and lease losses                                   650                235               1,632                685
Non-interest income                                                 2,395              3,164               8,904             10,487
Non-interest expense                                                5,914              5,665              21,706             18,355
Reorganization expense                                                378                  -                 487                  -
                                                              -----------         ----------         -----------         ----------
Net income before income tax benefit                                  899                 (5)              2,675                821
Income tax benefit                                                 (1,043)              (125)             (1,043)              (250)
                                                              -----------         ----------         -----------         ----------
Net income                                                          1,942                120               3,718              1,071
Less preferred stock dividends and accretion                         (219)              (222)               (818)              (881)
Income allocated to Series A preferred shareholders                  (170)                32                (323)               (61)
                                                              -----------         ----------         -----------         ----------
Net income available to common shareholders                   $     1,553         $      (70)        $     2,577         $      129
                                                              ===========         ==========         ===========         ==========

Basic earnings per share excluding reorganization expense     $      0.16         $    (0.04)        $      0.30         $     0.06
                                                              ===========         ==========         ===========         ==========
Basic earnings per share reorganization expense               $     (0.03)        $        -         $     (0.05)        $        -
                                                              ===========         ==========         ===========         ==========
Basic earnings per share                                      $      0.13         $    (0.04)        $      0.25         $     0.06
                                                              ===========         ==========         ===========         ==========

Diluted earnings per share excluding reorganization expense   $      0.16         $    (0.04)        $      0.29         $     0.06
                                                              ===========         ==========         ===========         ==========
Diluted earnings per share reorganization expense             $     (0.03)        $        -         $     (0.05)        $        -
                                                              ===========         ==========         ===========         ==========
Diluted earnings per share                                    $      0.13         $    (0.04)        $      0.24         $     0.06
                                                              ===========         ==========         ===========         ==========
Weighted average shares - basic                                11,887,496          2,270,960          10,307,441          2,010,529
Weighted average shares - diluted                              11,953,766          2,493,007          10,416,980          2,076,906
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

                                                               December 31,       September 30,       December 31,
                                                                   2004               2004                2003
                                                               ------------       -------------       ------------
CONDENSED BALANCE SHEET
Assets
Federal funds sold                                              $  8,291            $ 53,604            $ 29,506
Investment securities                                            120,252             113,810              24,387
Loans                                                            427,881             347,275             232,397
Allowance for loan and lease losses                               (3,593)             (2,955)             (1,991)
Other assets                                                      23,448              20,559              19,862
                                                                --------            --------            --------
Total assets                                                    $576,279            $532,293            $304,161
                                                                ========            ========            ========

Liabilities and shareholder's equity
Transaction accounts                                            $205,249            $221,942            $159,444
Time deposits                                                    182,832             137,109             117,321
                                                                --------            --------            --------
Total deposits                                                   388,081             359,051             276,765
Other borrowings                                                  60,052              47,372                   3
Trust preferred                                                    5,413               5,413
Guaranteed preferred interest in Company's
  subordinated debt                                                                                        5,250
Other liabilities                                                  1,332               1,118                 470
Shareholder's equity                                             121,401             119,339              21,673
                                                                --------            --------            --------
Total liabilities and shareholder's equity                      $576,279            $532,293            $304,161
                                                                ========            ========            ========
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

                                                                  Fourth             Third              Fourth
                                                                 quarter            quarter             quarter
                                                               average 2004       average 2004        average 2003
                                                               ------------       ------------        ------------
AVERAGE CONDENSED BALANCE SHEET
Assets
Federal funds sold                                              $ 36,749            $ 35,421            $ 41,955
Investment securities                                            116,518             113,523              27,774
Loans                                                            383,800             332,056             221,058
Allowance for loan and lease losses                               (3,050)             (2,844)             (1,845)
Other assets                                                      18,839              20,798              15,140
                                                                --------            --------            --------
Total assets                                                    $552,856            $498,954            $304,082
                                                                ========            ========            ========

Liabilities and shareholders' equity
Transaction accounts                                            $228,990            $208,816            $171,160
Time deposits                                                    150,291             132,192             105,852
                                                                --------            --------            --------
Total deposits                                                   379,281             341,008             277,012
Other borrowings                                                  47,769              38,883                   3
Trust preferred                                                    5,413               5,413
Guaranteed preferred interest in Company's
  subordinated debt                                                                                        5,250
Other liabilities                                                    392                 770                 270
Shareholder's equity                                             120,001             112,880              21,547
                                                                --------            --------            --------
Total liabilities and shareholders' equity                      $552,856            $498,954            $304,082
                                                                ========            ========            ========
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
                                                                      Three months ended                    For the year ended
                                                                         December 31,                          December 31,
                                                                   ------------------------              ------------------------
                                                                   2004               2003                2004              2003
                                                                  ------             ------              ------            ------
SELECTED OPERATING RATIOS
Return on average assets                                           1.41%               0.15%              0.79%             0.41%
Return on average equity                                           6.47%               2.23%              3.94%             4.93%
Net interest margin                                                4.05%               3.82%              3.86%             3.77%
Book value per share                                              $ 9.27              $ 6.43             $ 9.27            $ 6.43
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
                                                                As of or for the period ended
                                                                         December 31,
                                                                ------------------------------
                                                                    2004                 2003
                                                                ----------              ------
ASSET QUALITY RATIOS
Nonperforming loans to total loans                                 0.05%                0.02%
Nonperforming assets to total assets                               0.04%                0.01%
Allowance for loan and lease losses to total loans                 0.84%                0.86%
Nonaccrual loans                                                     205                    -
Loans 90 days past due still accruing interest                        23                   44

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